THE

PRUDENTIAL

LONG TERM

GROWTH ACCOUNT







SEMI-ANNUAL REPORT TO
CONTRACT OWNERS


June 30, 2000




                                            The Prudential Insurance
                                            Company of America
                                            751 Broad Street
                                            Newark, NJ 07102-3777

                                            Pruco Life Insurance Company
                                            213 Washington Street
                                            Newark, NJ 07102-2992

================================================================================

THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR VCA-2. It is for the information of persons participating in The Prudential Variable Contract Account-2 (VCA-2, Long Term Growth Account, or the Account). VCA-2 is distributed by Prudential Investment Management Services LLC, an affiliate of The Prudential Insurance Company of America. VCA-2 is a group annuity insurance product issued by The Prudential Insurance Company of America, Newark, NJ.

LETTER TO CONTRACT OWNERS
--------------------------------------------------------------------------------
Six Months Ended June 30, 2000



[FOTO]


CHAIRMAN
JOHN R. STRANGFELD

"The first six months of the new century were among the most tumultuous in recent market history."



DEAR CONTRACT OWNER:

This Semiannual Report reviews the investment strategies and performance of the portfolios in your variable life insurance or variable annuity contract available through Prudential.

LOOKING BACK

The first six months of the new century were among the most tumultuous in recent market history. The seemingly endless upward trajectory of new economy stocks--those in the technology, media and telecommunications industries--came to an abrupt halt in late March. Signs that inflation might be rising in the U.S., continued interest rate hikes, and high stock valuations caused investors to flee the technology-laden Nasdaq market in droves. A long-anticipated U.S. market correction was underway, and its impact was felt across the global marketplace.

MAINTAIN A LONG-TERM OUTLOOK

In summary, it was an eventful period in the financial markets--one that we believe magnifies the value of several time-tested investment fundamentals. First, maintaining a long-term outlook for your investments is vital. Market fluctuations will occur, and reacting to short-term events is often ill-advised. As a case in point, we've already seen a rebound in several sectors that performed poorly during the second quarter of the year.

DIVERSIFICATION IS KEY

Second, the financial markets are a moving target. As such, many investors find themselves buying at market highs when they gravitate to the strongest-performing sectors. A more sound approach is to diversify your portfolio across a wide variety of investments. And take special care to rebalance your portfolio should your asset allocation strategy veer from its original course.

RELY ON YOUR FINANCIAL PROFESSIONAL

Third, if you find yourself tempted to react to the latest market gyrations, turn to your financial professional for guidance. He or she can review your overall goals and determine if changes to your portfolio are necessary. This is particularly important during periods of extreme market volatility.


Sincerely,


/s/ JOHN R. STRANGFELD
-----------------------------
John R. Strangfeld
Chairman,
The Prudential Series Fund, Inc.                                   July 17, 2000

VCA-2 LONG TERM GROWTH ACCOUNT

--------------------------------------------------------------------------------
June 30, 2000
--------------------------------------------------------------------------------

INVESTMENT GOAL

Long term growth of capital.

TYPES OF INVESTMENTS

Primarily stocks of a diversified group of major established companies in a variety of industries.

INVESTMENT STYLE

This Account uses a "value" investment approach to companies that are attractively priced relative to book value, earnings, discretionary cash flow, sales and other measures of value.

--------------------------------------------------------------------------------
$10,000 Invested Over Ten Years
--------------------------------------------------------------------------------

                              [LINE CHART OMITTED]

These results represent past performance and are no guarantee of future performance. Investment return and principal value of the Long Term Growth Account will fluctuate resulting in a value which may at any time, including the time of withdrawal of the cash value, be more or less than the total principal investment made.

Source: Lipper

Investment in the Long Term Growth Account involves various risks which are more fully described in the prospectus. For more complete information about the Account, including charges and expenses, contact Prudential for a free prospectus. Please read it carefully before investing. The Long Term Growth Account is a group annuity insurance product issued by The Prudential Insurance Company of America, Newark, NJ and is distributed by Prudential Investment Management Services LLC, an affiliate of Prudential.

Performance Summary
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Average Annual Returns through June 30, 2000     Six Months   1-Year   3-Year   5-Year   10-Year
------------------------------------------------------------------------------------------------
Long Term Growth Account(1)                        -0.21     -8.871%    3.78%   13.00%   14.09%
------------------------------------------------------------------------------------------------
Long Term Growth Account(2)                        -3.84     -12.28%    1.78%   11.30%   12.67%
------------------------------------------------------------------------------------------------
Lipper (VIP) Multi-Cap Value Funds Average(3)      -0.47      -3.99%    7.78%   14.20%   12.90%
------------------------------------------------------------------------------------------------
S&P 500(4)                                         -0.43      7.24%    19.67%   23.80%   17.79%
------------------------------------------------------------------------------------------------

VCA-2 Long Term Growth Account inception date: 7/1/68.

(1) The results are shown after the deduction of all expenses including investment management and mortality and expense charges but do not include the effect of any sales charge.

(2) The results are shown after the deduction of all expenses including investment management, mortality and expense charges and in addition reflect the deduction of a front-end 2-1/2% sales charge and the impact of an annual account charge.

(3) The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(4) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Account. The securities that comprise the S&P 500 may differ substantially from the securities in the Account. The S&P 500 is not the only index that may be used to characterize performance of this Account, and other indices may portray different comparative performance. Investors cannot invest directly in an index.

(5)   Six month returns are not annualized.

During the first half of 2000, the restructuring (see Strategy Session for details) of your Account progressed, bringing its industry profile closer to that of the S&P 500. As a result, the Account was able to provide a return in line with both the S&P 500 Index and the Lipper Multi-Cap Value Fund Average, (-0.21%, -0.43%, and -0.47%, respectively) through a very volatile market. Although technology stocks were still underrepresented in the Account, the excellent returns on those it did hold more than compensated for the underweighting. In addition, it had a strong focus on energy stocks, which had excellent returns, on average. Its healthcare holdings also added substantially to its performance. The Account's focus on industrial stocks was considerably reduced, but its position was still somewhat overweighted compared with the overall market, and these stocks lost ground.

Performance Review.
--------------------------------------------------------------------------------
TECHNOLOGY AND TELECOMMUNICATIONS MIXED. We were able to add to the Account's technology holdings after these stocks had come down somewhat in price. Two of our semiconductor companies, Micron Technology and National Semiconductor, had excellent returns, helped by strong demand for computer chips. Hewlett-Packard and Harris (a telecommunications equipment company) also contributed to our strong technology performance. We fared less well in the software and services group, including Unisys, Computer Associates International and Electronic Data Systems. This sector underwent a sharp decline. So did the telecommunications services sector, which corrected sharply from gains in 1999. Loral Space and Communications (satellite wireless) and Alltel were among our worst performers.

WE FARED BEST IN ENERGY. We also substantially increased our energy holdings at an advantageous time. We anticipated the tight oil and natural gas markets, overweighting energy exploration and natural gas pipelines companies. These energy-related firms--notably Devon Energy, Baker Hughes, Coastal, and PECO--made substantial contributions to our return.

BASIC MATERIALS DROPPED. Our paper companies and aluminum stocks had a strong rally early in 1999, but they started to drop in price when the Federal Reserve began to raise interest rates and continued to fall in 2000. The performance of basic materials stocks is strongly linked to economic cycles, and investors feared that rising interest rates would choke off economic growth. Our shares of Georgia-Pacific, Mead, and Alcoa declined.

Strategy Session.
--------------------------------------------------------------------------------
WE ARE GIVING GREATER WEIGHT TO GROWTH POTENTIAL. During the fourth quarter of 1999, a new team of portfolio managers took over management of the Account. They will continue to manage it in a value style, but they will give greater consideration to a company's capacity for long-term earnings growth. Nonetheless, they expect the Account to benefit when today's huge disparities in measures of value move closer to historical levels. For example, the price to earnings ratio (P/E) of stocks in the Standard and Poor's 500/ Barra Growth Index on July 31 was 2.6 times that of those in the Barra Value Index, compared with only 1.5 times five years ago. (The difference in P/E was 29.7 in 2000 versus 7.0 in 1995.

The Account will be kept much closer to the economic sector weights of the S&P 500 than it has been in the past. Moreover, it will tend to own large-capitalization companies like those that make up the S&P 500. However, within these limits, the account will favor stocks that the managers believe to be underpriced for their capacity for earnings growth, their cash flow, and their assets.

Outlook
--------------------------------------------------------------------------------
"We are changing the management style of the Account somewhat. It will still be a value style, which has an excellent long-term history, but it will not be so tightly focused on the price of a share. We will take into account a company's historical earnings growth rate and its potential for further growth as well. As the market swings from favoring one investment style to another, these changes should reduce the volatility of the Account's return.

"The advantage that growth-style investing has had over the past few years has been unprecedented. In 2000, many excellent growth stocks have had major corrections (price declines), creating opportunities to build our growth holdings at bargain prices."


Portfolio Composition
------------------------------------
Cash                           1.57%
------------------------------------
Utility                       12.61%
------------------------------------
Energy                        10.46%
------------------------------------
Consumer Cyclical              2.64%
------------------------------------
Consumer Growth               23.27%
------------------------------------
Technology                    21.68%
------------------------------------
Finace                        16.03%
------------------------------------
Industrial                    11.74%
------------------------------------

Source: Prudential. Holdings are subject to change.


Top Ten Holdings
------------------------------------
Coastal Corp.                   2.7%
------------------------------------
Eastman Kodak Co.               2.4%
------------------------------------
Micron Tech Inc.                2.4%
------------------------------------
Baker Huges                     2.4%
------------------------------------
Unitedhealth Group              2.3%
------------------------------------
Royal Dutch                     2.1%
------------------------------------
Lockheed Martin Corp.           2.1%
------------------------------------
Convergys Corp.                 2.0%
------------------------------------
Mediaone Group Inc.             2.0%
------------------------------------
Peco Energy Co.                 2.0%
------------------------------------

Source: Prudential. Holdings are subject to change.

                         FINANCIAL HIGHLIGHTS FOR VCA-2

                INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*
          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

                                   (UNAUDITED)

                                                   SIX MONTHS
                                                  ENDED JUNE 30,                      YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                      2000          1999          1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME ................................    $.2068       $.4596        $.3414        $.2633        $.2056        $.2000
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
   For investment management fee .................    (.0155)      (.0316)       (.0325)       (.0284)       (.0215)       (.0170)
   For assuming mortality and expense risks ......    (.0463)      (.0948)       (.0974)       (.0850)       (.0646)       (.0511)
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME ............................     .1450        .3332         .2115         .1499         .1195         .1319
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL CHANGES
   Net realized gain on investments ..............     .8969       1.3723        3.1604        4.7245        2.3368        1.5228
   Net change in unrealized appreciation
     (depreciation) of investments ...............   (1.0961)     (1.4043)      (4.3161)       1.3843        1.7641        1.7558
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN ACCUMULATION
   UNIT VALUE                                         (.0542)       .3012       (0.9442)       6.2587        4.2204        3.4105
------------------------------------------------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
   Beginning of period ...........................   25.2398        24.9386     25.8828       19.6241       15.4037       11.9932
   End of period .................................  $25.1856       $25.2398    $24.9386      $25.8828      $19.6241      $15.4037
------------------------------------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO
   AVERAGE NET ASSETS** ..........................       .50%+          .50%        .50%          .50%          .50%          .50%
------------------------------------------------------------------------------------------------------------------------------------
RATIO OF NET INVESTMENT INCOME TO
   AVERAGE NET ASSETS** ..........................      1.18%+         1.33%        .81%          .70%          .69%          .96%
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ..........................        35%            81%         43%           47%           53%           42%
------------------------------------------------------------------------------------------------------------------------------------
NUMBER OF ACCUMULATION UNITS OUTSTANDING
   for Participants at end of period
   (000 omitted) .................................    17,805         20,424      26,278        28,643        30,548        31,600
------------------------------------------------------------------------------------------------------------------------------------

*  Calculated by accumulating the actual per unit amounts daily.

** These calculations exclude Prudential's equity in VCA-2.

+  Annualized.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.


                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-2

                  STATEMENT OF NET ASSETS AS OF JUNE 30, 2000
                                  (UNAUDITED)


LONG-TERM                                                               VALUE
INVESTMENTS - 98.1%                                      SHARES       [NOTE 2A]
--------------------------------------------------------------------------------
COMMON STOCKS
AEROSPACE/DEFENSE - 2.7%
Lockheed Martin Corp.                                    393,100     $ 9,753,794
Loral Space & Communication, Ltd. (a)                    470,200       3,262,012
                                                                     -----------
                                                                      13,015,806
--------------------------------------------------------------------------------
AUTOS & TRUCKS - 1.6%
General Motors Corp.                                      83,613       4,854,780
Tower Automotive, Inc. (a)                               208,800       2,610,000
                                                                     -----------
                                                                       7,464,780
--------------------------------------------------------------------------------
CHEMICALS - 3.8%
Agrium, Inc.                                             223,400       1,926,825
Crompton Corp.                                           381,700       4,675,825
Cytec Industries, Inc. (a)                               171,700       4,238,844
Praxair, Inc.                                            189,600       7,098,150
                                                                     -----------
                                                                      17,939,644
--------------------------------------------------------------------------------
COMPUTER - 3.8%
Compaq Computer Corp.                                    333,700       8,530,206
Hewlett-Packard Co.                                       41,100       5,132,362
International Business Machines Corp.                     42,500       4,656,406
                                                                     -----------
                                                                      18,318,974
--------------------------------------------------------------------------------
COMPUTER RELATED - 6.6%
Computer Association International, Inc.                 146,600       7,504,087
Compuware Corp. (a)                                      229,600       2,382,100
Electronic Data Systems Corp.                            127,000       5,238,750
Microsoft Corp. (a)                                       72,700       5,816,000
NCR Corp. (a)                                            107,200       4,174,100
3Com Corp. (a)                                           109,700       6,321,463
                                                                     -----------
                                                                      31,436,500
--------------------------------------------------------------------------------
CONSUMER SERVICES - 4.7%
Cendant Corp. (a)                                        372,200       5,210,800
Convergys Corp. (a)                                      180,400       9,358,250
Procter & Gamble Co.                                      78,700       4,505,575
Unisys Corp. (a)                                         234,900       3,420,731
                                                                     -----------
                                                                      22,495,356
--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER PRODUCTS - 3.7%
Eastman Kodak Co.                                        194,900      11,596,550
Philip Morris Companies, Inc.                            234,900       6,239,531
                                                                     -----------
                                                                      17,836,081
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS - 1.1%
Honeywell International, Inc.                            152,800       5,147,450
--------------------------------------------------------------------------------
ELECTRONIC PARTS DISTRIBUTION - 0.3%
Avnet, Inc.                                               27,500       1,629,375
--------------------------------------------------------------------------------


COMMON STOCK                                                            VALUE
INVESTMENTS                                              SHARES       [NOTE 2A]
--------------------------------------------------------------------------------
ELECTRONICS - 8.1%
Harris Corp.                                             185,700     $ 6,081,675
Micron Technology, Inc.                                  127,900      11,263,194
Motorola, Inc.                                           195,400       5,678,813
National Semiconductor Corp. (a)                          93,570       5,310,097
SCI Systems, Inc. (a)                                    120,200       4,710,338
Tellabs, Inc. (a)                                         78,300       5,358,656
                                                                     -----------
                                                                      38,402,773
--------------------------------------------------------------------------------
OIL & GAS - 8.1%
Devon Energy Corp.                                       145,300       8,164,044
Kerr-McGee Corp.                                         108,299       6,382,872
Phillips Petroleum Co.                                   137,000       6,944,187
Royal Dutch Petroleum Co.                                164,000      10,096,250
Texaco, Inc.                                             130,600       6,954,450
                                                                     -----------
                                                                      38,541,803
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 5.1%
Chase Manhattan Corp.                                    118,800       5,472,225
Citigroup, Inc.                                          128,048       7,714,892
Freddie Mac                                               79,400       3,215,700
Washington Mutual, Inc.                                  278,700       8,047,462
                                                                     -----------
                                                                      24,450,279
--------------------------------------------------------------------------------
FOODS/BEVERAGES - 2.6%
Diageo PLC SA ADR                                        210,200       7,475,238
Sara Lee Corp.                                           246,600       4,762,462
                                                                     -----------
                                                                      12,237,700
--------------------------------------------------------------------------------
HEALTHCARE - 9.5%
Abbott Laboratories                                      186,200       8,297,537
HCA--The Healthcare Corp.                                254,900       7,742,588
Tenet Healthcare Corp. (a)                               337,900       9,123,300
UnitedHealth Group, Inc.                                 125,900      10,795,925
Wellpoint Health Networks, Inc. (a)                      128,100       9,279,244
                                                                     -----------
                                                                      45,238,594
--------------------------------------------------------------------------------






INSURANCE - 8.0%
Berkley (W.R.) Corp.                                     108,200       2,028,750
Conseco, Inc.                                            369,200       3,599,700
Loews Corp.                                              127,100       7,626,000
Old Republic International Corp.                         274,350       4,526,775
Torchmark Corp.                                          307,800       7,598,812
Trenwick Group, Inc.                                     300,000       4,368,750
XL Capital Ltd. (Class 'A' Stock)                        158,084       8,556,297
                                                                     -----------
                                                                      38,305,084
--------------------------------------------------------------------------------
MACHINERY - 0.6%
Applied Power, Inc. (Class 'A' Stock)                     83,600       2,800,600
--------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-2

                  STATEMENT OF NET ASSETS AS OF JUNE 30, 2000
                                  (UNAUDITED)

COMMON STOCK                                                           VALUE
INVESTMENTS                                            SHARES        [NOTE 2A]
--------------------------------------------------------------------------------
MEDIA - 2.0%
MediaOne Group, Inc. (a)                               139,700     $  9,237,663
--------------------------------------------------------------------------------
METALS - 2.7%
Alcoa, Inc.                                            200,800        6,403,200
Broken Hill Proprietary Co., Ltd. ADR                  201,300        4,780,875
The Carbide/Graphite Group, Inc.(a)                    443,700        1,774,800
                                                                   ------------
                                                                     12,958,875
--------------------------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES - 1.3%
Xerox Corp.                                            306,700        6,364,025
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 2.3%
Baker Hughes, Inc.                                     348,800       11,161,600
--------------------------------------------------------------------------------
PAPER PRODUCTS - 2.3%
Georgia-Pacific Group (GP Group)                       233,300        6,124,125
Georgia-Pacific Corp. (Timber Group)                   112,400        2,430,650
Mead Corp.                                              85,700        2,163,925
                                                                   ------------
                                                                     10,718,700
--------------------------------------------------------------------------------
REGIONAL BANKS - 2.8%
Bank One Corp.                                         236,977        6,294,702
PNC Financial Services Group                           151,000        7,078,125
                                                                   ------------
                                                                     13,372,827
--------------------------------------------------------------------------------
RESTAURANTS - 1.4%
Darden Restaurants, Inc.                               419,500        6,816,875
--------------------------------------------------------------------------------
RETAIL - 1.1%
Sears, Roebuck & Co.                                   155,300        5,066,663
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 6.4%
ALLTEL Corp.                                           117,772        7,294,503
Global Crossing, Ltd. (a)                               59,800        1,573,488
GTE Corp.                                              104,900        6,530,025
SBC Communications, Inc.                               165,700        7,166,525
Sprint Corp. (FON Group)                               153,000        7,803,000
                                                                   ------------
                                                                     30,367,541
--------------------------------------------------------------------------------
UTILITY - ELECTRIC & GAS - 5.5%
Coastal Corp.                                          210,600       12,820,275
PECO Energy Co.                                        230,800        9,304,125
Southern Co.                                           176,900        4,123,981
                                                                   ------------
                                                                     26,248,381
--------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS - 98.1%
(Cost $445,577,081)                                                $467,573,949
--------------------------------------------------------------------------------


                                                       PRINCIPAL
                                                        AMOUNT
                                                         (000)         VALUE
                                                        SHARES       [NOTE 2A]
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 1.6%
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
  Bear Stearns & Co., Inc., 6.53%,
  dated 6/30/00, due 7/03/00 in the amount of
  $7,798,241 (collateralized by
  $7,990,810 U.S. Treasury Note,
  6.5%, Due 8/15/19) (cost $7,794,000)                  $7,794     $  7,794,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.7%
  (Cost $453,371,081)                                               475,367,949
--------------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES
  Cash                                                                      207
  Dividends and Interest Receivable                                     743,434
  Receivable for Investments Sold                                     4,868,164
  Payable for Investments Purchased                                  (3,962,218)
  Payable for Pending Capital Transactions                             (494,104)
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS, LESS LIABILITIES - 0.3%                           1,155,483
--------------------------------------------------------------------------------
NET ASSETS - 100%                                                  $476,523,432
--------------------------------------------------------------------------------
NET ASSETS, REPRESENTING:
Equity of Participants
  (other than Annuitants)
  17,804,869 Accumulation Units at an
  Accumulation Unit Value of $25.1856                              $448,427,154
Equity of Annuitants                                                 25,746,857
Equity of Prudential Insurance
  Company of America                                                  2,349,421
                                                                   ------------
                                                                   $476,523,432
--------------------------------------------------------------------------------

The following abbreviations are used in portfolio descriptions:
ADR - American Depository Receipts.
PLC - Public Limited Company.
SA  - Sociedad Anomie (Spanish Corporation).
(a) Non-Income Producing Security.


                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-2


                      STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
SIX MONTHS ENDED                                                   JUNE 30, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME [NOTE 2B]
  Dividends (net of $33,814 foreign withholding tax)               $  3,816,994
  Interest                                                              261,031
--------------------------------------------------------------------------------
TOTAL INCOME                                                          4,078,025
--------------------------------------------------------------------------------
EXPENSES [NOTE 3]
  Fees Charged to Participants and Annuitants
    for Investment Management Services                                  302,315
  Fees Charged to Participants (other than Annuitants)
    for Assuming Mortality and Expense Risks                            867,806
--------------------------------------------------------------------------------
TOTAL EXPENSES                                                        1,170,121
--------------------------------------------------------------------------------
INVESTMENT INCOME - NET                                               2,907,904
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS - NET [NOTE 2B]
  Realized Gain on Investments - Net                                 17,735,955
  Decrease in Unrealized Depreciation on Investments - Net          (23,710,597)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                              (5,974,642)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ (3,066,738)
================================================================================



                STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------
                                                SIX MONTHS ENDED     YEAR ENDED
                                                    JUNE 30,        DECEMBER 31,
                                                      2000             1999
--------------------------------------------------------------------------------
OPERATIONS
  Investment Income - Net                         $  2,907,904     $  8,092,375
  Realized Gain on Investments - Net [NOTE 2B]      17,735,955       38,765,596
  Decrease In Unrealized Appreciation on
    Investments - Net [NOTE 2B]                    (23,710,597)     (39,937,856)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         (3,066,738)       6,920,115
--------------------------------------------------------------------------------
CAPITAL TRANSACTIONS [NOTES 3 & 5]
  Purchase Payments and Transfers In                15,538,967       36,304,405
  Withdrawals and Transfers Out                    (79,626,482)    (182,549,022)
  Annual Administration Charges Deducted from
    Participants' Accumulation Accounts                 (1,220)         (23,655)
  Mortality and Expense Risk Charges Deducted
    from Annuitants' Accounts                          (39,140)        (121,395)
  Variable Annuity Payments                         (1,814,681)      (3,689,243)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM CAPITAL TRANSACTIONS              (65,942,556)    (150,078,910)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM SURPLUS TRANSFERS [NOTE 6]          1,055,372          406,121
--------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                       (67,953,922)    (142,752,674)
  NET ASSETS
    Beginning of Period                            544,477,354      687,230,028
--------------------------------------------------------------------------------
    End of Period                                 $476,523,432     $544,477,354
================================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS OF VCA-2 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1: GENERAL

        The Prudential Variable Contract Account-2 (VCA-2 or the Account) was established on January 9, 1968 by The Prudential Insurance Company of America (Prudential) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-2 has been designed for use by public school systems and certain tax-exempt organizations to provide for the purchase and payment of tax-deferred variable annuities. The investment objective of the Account is long-term growth of capital. Its investments are composed primarily of common stocks. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.


NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        A. SECURITIES VALUATION

        EQUITY SECURITIES

        Any security for which the primary market is on an exchange is generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. Eastern time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. Nasdaq National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Portfolio securities for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Account's Pricing Committee.

        FIXED INCOME SECURITIES

        Fixed income securities will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service.

        SHORT-TERM INVESTMENTS

        Short-term investments having maturities of 60 days or less are valued at amortized cost which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accrual of discount or amortization of premium to maturity.

        B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

        Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and realized and unrealized gains and losses are allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership in VCA-2. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

NOTES TO FINANCIAL STATEMENTS OF VCA-2 (UNAUDITED)
--------------------------------------------------------------------------------

        C. TAXES

        The operations of VCA-2 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-2 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-2 has not been reduced by federal income taxes.

        D. EQUITY OF ANNUITANTS

        Reserves are computed for purchased annuities using the Prudential 1950 Group Annuity Valuation (GAV) Table, adjusted, and a valuation interest rate related to the Assumed Investment Result (AIR). The valuation interest rate is equal to the AIR less .5% in contract charges defined in Note 3A. The AIRs are selected by each Contract-holder and are described in the prospectus.


NOTE 3: CHARGES

        A. Prudential acts as investment manager for VCA-2 under an agreement for Investment Management Services. The expenses charged to VCA-2 consist of the following contract charges which are paid to
            Prudential:

                (i) An investment management fee is calculated daily at an effective annual rate of 0.125% of the current value of the accounts of Participants (other than Annuitants and Prudential). An equivalent charge is deducted monthly in determining the amount of Annuitants' payments.

               (ii) A daily charge for Prudential assuming mortality and
                    expense risks is calculated at an effective annual rate of 0.375% of the current value of the accounts of Participants (other than Annuitants and Prudential). A one-time equivalent charge is deducted when the initial Annuity Units for Annuitants are determined.

        B. An annual administration charge of not more than $30 annually is deducted from the accumulation account of certain Participants either at the time of withdrawal of the value of the entire Participant's account or at the end of the fiscal year by canceling Accumulation Units. This deduction may be made from a fixed-dollar annuity contract if the Participant is enrolled under such a contract.

        C. A charge of 2.5% for sales and other marketing expenses is made from certain Participant's purchase payments. For the six months ended June 30, 2000, Prudential has advised the Account it has received $2,825 for such charges.


NOTE 4: PURCHASES AND SALES OF PORTFOLIO SECURITIES

        For the six months ended June 30, 2000, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $169,085,849 and $233,530,922 respectively.

NOTES TO FINANCIAL STATEMENTS OF VCA-2 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 5: UNIT TRANSACTIONS

        The number of Accumulation Units issued and redeemed for the six months ended June 30, 2000 and year ended December 31, 1999 is as follows:

                                       SIX MONTHS ENDED
                                         JUNE 30, 2000        1999
               -----------------------------------------------------
               Units issued                  640,161       1,408,871
               -----------------------------------------------------
               Units redeemed              3,259,319       7,262,232
               -----------------------------------------------------

NOTE 6: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS

        The increase (decrease) in net assets resulting from surplus transfers represents the net increases/reductions to/from the equity of Prudential from VCA-2.


NOTE 7: RELATED PARTY TRANSACTIONS

        For the six months ended June 30, 2000 Prudential Securities Incorporated, an indirect, wholly owned subsidiary of Prudential, earned $3,582 in brokerage commissions from portfolio transactions executed on behalf of VCA-2.


NOTE 8: PARTICIPANT LOANS

        Participant loan initiations are not permitted in VCA-2. However, participants who initiated loans in other accounts are permitted to direct loan repayments into VCA-2.

        For the six months ended June 30, 2000 and the year ended December 31, 1999, $11,960 and $31,490 of participant loan principal and interest has been paid to VCA-2, respectively. The participant loan principal and interest repayments are included in purchase payments and transfers in within the Statement of Changes in Net Assets.


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


================================================================================
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT - 2
                                COMMITTEE MEMBERS

JOHN R. STRANGFELD                  W. SCOTT MCDONALD, JR., PH.D.
Chairman,                           Vice President,
The Prudential Variable             Kaludis Consulting Group
Contract Accounts - 2, 10 and 11

       SAUL K. FENSTER, PH.D.                JOSEPH WEBER, PH.D.
       President,                            Vice President,
       New Jersey Institute of Technology    Interclass (international corporate
                                             learning)

================================================================================

The toll-free numbers shown below can be used to make transfers and reallocations, review how your premiums are being allocated and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free numbers. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

If you own a VARIABLE LIFE INSURANCE CONTRACT, please call the following telephone number:


                                  (800)778-2255
                         8 A.M. - MIDNIGHT EASTERN TIME



If you own a VARIABLE ANNUITY CONTRACT, please call the following telephone number:


                                  (800)458-6333
                          8 A.M. - 8 P.M. EASTERN TIME

================================================================================

STANDARD & POOR'S 500 INDEX comprises 500 large, established, publicly traded stocks. MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX comprises approximately 620 European companies. SALOMON BROTHERS EXTENDED MARKET INDEX defines the small capitalization stock universe or remaining 20% of the available capital of each country and includes the remaining 75% of the BMI issues. The BMI measures the performance of the entire universe of institutionally investable securities. MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, FAR EAST INDEX is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. S&P/BARRA VALUE INDEX contains companies within the S&P 500 with lower price-to-book ratios. S&P/BARRA GROWTH INDEX contains companies within the S&P 500 with higher price-to-book ratios. RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios. RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios. MORGAN STANLEY CAPITAL INTERNATIONAL WORLD FREE INDEX contains those companies in the MCSI WORLD INDEX that reflect actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. These indexes are calculated in U.S. dollars, without dividends reinvested. MORGAN STANLEY CAPITAL INTERNATIONAL JAPAN INDEX measures the performance of Japan's stock market.

================================================================================

Whether providing insurance protection for home, family and business or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.


================================================================================

In the past, Contract Owners who held several variable contracts at the same address received multiple copies of annual and semi-annual reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report for the contracts listed on the cover, based on our current records for Contract Owners with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free numbers listed on the inside back cover of this report should be used to request any additional copies. Proxy material and tax information will continue to be sent to each account of record.


The Prudential Insurance Company of America                         ------------
30 Scranton Office Park                                              PRSRT.STD.
Scranton, PA 18507-1789                                             U.S. POSTAGE
(800) 458-6333                                                          PAID
                                                                      SUMMIT NJ
                                                                    Permit # 657
                                                                    ------------







UNION BUG                     Printed in the U.S.A.               MD.RS.007.0700
  M1095                        on recycled paper.          INST-20000915-A004795